Notes Payable	12 Months Ended
Dec. 31, 2012
Short-Term Borrowings and Notes Payable [Abstract]
Notes Payable

Note 12:	Notes Payable

Notes payable at December 31, included:

($ in thousands)	2012	2011
Note payable in the amount of $2.7 million, secured by all equipment and receivables of RDSI, monthly payments of $34 thousand together with interest at a fixed rate of 6.00%, maturing July 20, 2015.	$952	$1,288

Note payable with First Tennessee Bank, with an orginal amount of $1.5 million, secured by 300,000 shares of State Bank common stock, principal payments of $187 thousand quarterly together with interest at the greater of the 3 Month LIBOR rate plus 3.75%, or 6.0%, maturing October 31, 2013.	750	1,500

	$1,702	$2,788

Aggregate annual maturities of notes payable at December 31, 2012 were:

($ in thousands)	Debt

2013	$1,114
2014	386
2015	202

$1,702

Pursuant to a loan covenant agreement between the Company and First Tennessee Bank, National Association (“FTB”), State Bank must maintain certain performance ratios, including a minimum Tier 1 Capital to average assets ratio of 7.5 percent, a year-to-date return on assets (ROA) of 50 basis points and a nonperforming asset ratio (calculated as non-performing loans plus OREO divided by total loans plus OREO) of less than 2.25 percent. In addition, the issuance of any regulatory order would constitute a covenant violation.

At December 31, 2012, State Bank’s compliance with the loan covenant was as follows:  Tier 1 capital was 8.4 percent, year to date ROA was 102 basis points and the nonperforming asset ratio was 1.40 percent.  On March 9, 2011, a consent order was entered into by the Company and RDSI with the Board of Governors of the Federal Reserve System. The consent order was still in place as of December 31, 2012, but was subsequently terminated on February 8, 2013.